UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 27, 2018

SEARCHLIGHT MINERALS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

2360 W. Horizon Ridge Pkwy, Suite #100, Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Investor Presentation

On September 26, 2018, Searchlight Minerals Corp. (the “Company”) filed a Certification and Notice of Termination of Registration Under 12(g) of the Securities Exchange Act of 1934 (Form 15) with the Securities and Exchange Commission (“SEC”) to voluntarily suspend its SEC reporting obligations. The Company expects that its obligations to file periodic and current reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, will be suspended immediately upon the filing of the Form 15 with the SEC, and any additional reporting responsibilities will terminate effective 90 days after the filing of the Form 15, if there are no objections from the SEC.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 27, 2018

SEARCHLIGHT MINERALS CORP.

By:	/s/ Martin B. Oring
Martin B. Oring
President